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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 17, 2001


                              CONVERGYS CORPORATION
             (Exact name of registrant as specified in its charter)


            Ohio                           1-4379                 31-1598292
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                        45202
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (513) 723-7000
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FORM 8-K                                                 CONVERGYS CORPORATION

Item 5.  Other Events

         On September 17, 2001, Convergys Corporation announced that its Board of Directors authorized the company to repurchase up to five million of its common shares, without par value, from time to time as market and business conditions warrant pursuant to and in accordance with the Securities and Exchange Commission's September 14, 2001 Emergency Order Pursuant to Section 12(k)(2) of the Securities and Exchange Act of 1934 Taking Temporary Action to Respond to Market Developments. Convergys currently has about 171 million common shares outstanding.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONVERGYS CORPORATION



                                         By:  /s/ William H. Hawkins II
                                              ---------------------------------
                                                  William H. Hawkins II
                                                  General Counsel and Secretary



Date:  September 17, 2001